EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bruce  Caldwell,  certify to the best of my knowledge,  pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ESSXsport Corp. a Nevada corporation, on Form 10-QSB for the quarterly period ended May 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of ESSXsport Corp.

The undersigned further certifies that all previous filings are accurate and fairly represent the company's financial picture and fully comply.

                            By: /s/ Bruce Caldwell
                                ---------------------------------
                            Name:  Bruce Caldwell
                            Title: President, CEO, and CFO